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EXHIBIT 10.4


                                                                  EXECUTION COPY











                                4,260,000 Shares


                    Commonwealth Telephone Enterprises, Inc.

                     Common Stock, par value $1.00 per share







                             UNDERWRITING AGREEMENT






March 26, 2002


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                                                              New York, New York
                                                                  March 26, 2002



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

As Representative of the several Underwriters named in Schedule I hereto,


Dear Ladies and Gentlemen:

     Eldorado Equity Holdings, Inc. (the "Selling Stockholder") proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), an aggregate of 4,260,000 shares (the "Firm Shares") of the common stock, par value $1.00 per share, of Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company").

     The Selling Stockholder also proposes to sell to the several Underwriters not more than an additional 638,000 shares of the common stock, par value $1.00 per share of the Company (the "Additional Shares"), if and to the extent that you, as Representative, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of common stock, par value $1.00 per share, of the Company, together with all other classes of common stock of the Company, are hereinafter referred to as the "Common Stock".

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares (Commission file no. 333-82366). The registration statement as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement or the issue date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

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     1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and any amendments thereto, as of their respective effective dates, did not contain or, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and any of the amendments thereto, as of their respective effective dates, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, complied or will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus, as of its issue date and, as amended or supplemented, if applicable, does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus or any amendment or supplement thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use therein.

          (c) The Company has been duly incorporated, is validly subsisting as a corporation under the laws of the Commonwealth of Pennsylvania, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission (each a "Material Subsidiary") has been duly incorporated or otherwise organized, is validly existing as a corporation, limited liability company, or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, limited liability company, or partnership, as the case may be, power and authority to own its property and to conduct its business as described

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     in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise set forth or incorporated by reference in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has the corporate power to enter into this Agreement and perform its obligations hereunder.

          (f) The authorized equity capitalization of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

          (g) All outstanding shares of Common Stock (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement (i) will not violate any provision of the amended and restated articles of incorporation (as amended) or the amended and restated by-laws (as amended) of the Company and (ii) will not violate any provision of law applicable to the Company or any of its subsidiaries, any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or the Company's ability to perform its obligations hereunder; and no filing, consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Company, except such as may be required by (A) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (B) the Federal Communications Commission, the Pennsylvania Public Utility Commission or any other governmental body or agency with regulatory control over the Company's industry.

          (i) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (j) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or its Material Subsidiaries is a party or to which any of the properties of the Company or its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required. There are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required.

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                  (k) Any preliminary prospectus filed as part of the
         registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

               (l) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               (m) The Company and its Material Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses material to the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

               (n) To the knowledge of the Company, the Company and its Material Subsidiaries (i) are in compliance with any and all applicable Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in the case of all matters set forth in clauses (i), (ii) and (iii), as set forth in the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (o) There are no costs or liabilities known to the Company associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

               (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities pursuant to the Registration Statement, except such rights as have been both (i) set forth or incorporated by reference in the Prospectus and (ii) waived or satisfied.

               (q) Except as disclosed in the Prospectus, the Company and its Material Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except for such liens, encumbrances and defects as would not (i) reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a

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     whole or (ii) materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would (x) materially interfere with the use made or to be made thereof by them or (y) reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

          (r) No material labor dispute with the employees of the Company or its Material Subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (s) The Company and its Material Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or its Material Subsidiaries, would individually or in the aggregate reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

     2. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

          (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under this Agreement will not violate (i) any provision of the certificate of incorporation or by-laws (or equivalent constituent documents) of the Selling Stockholder, or (ii) except in each case for violations that would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, any provision of law applicable to the Selling Stockholder, any agreement or other instrument binding upon the Selling Stockholder or any property of the Selling Stockholder or to which the Selling Stockholder is a party or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Selling Stockholder, except for (x) the registration of the Shares under the Securities Act, (y) the filing of any necessary amendment to any report on Schedule 13D or 13G relating to the Company filed by the Selling Stockholder and (z) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or the Federal Communications Commission, the Pennsylvania Public Utility Commission or any other governmental body or agency with

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     regulatory control over the Company's industry.

          (c) The Selling Stockholder has, and on the Closing Date will have, the corporate power to enter into this Agreement, to sell, transfer and deliver the Shares and perform its obligations under this Agreement.

          (d) The Selling Stockholder is the record owner of the Shares and is not aware of any "adverse claims" (within the meaning of Section 8-105 of the Uniform Commercial Code as adopted by the State of New York (the "UCC")) that may be asserted against the Selling Stockholder with respect to the Shares.

          (e) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph apply only to statements or omissions in the Registration Statement or Prospectus based upon information relating to the Selling Stockholder furnished to the Company in writing by the Selling Stockholder expressly for use therein.

          (f) The Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Securities Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

     3. Agreements to Sell and Purchase. Upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, the Selling Stockholder hereby agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder at $34.02 per share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) set forth in Schedule I hereto opposite the name of such Underwriter.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 638,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such one-time option, you shall so notify the Selling Stockholder in writing at least three business days in advance of the Option Closing Date and not later than 30 days after the date of this Agreement, which notice shall be irrevocable and shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date or three business days after the date such notice is given nor later than ten business days after the date such notice is given. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally

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and not jointly, to purchase from the Selling Stockholder, the number of
Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in
Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the issuance by the Company of shares of Common Stock upon the exercise of an option or the conversion of a security outstanding on the date hereof or with respect to awards under its equity incentive plan outstanding on the date hereof, (ii) the issuance by the Company of shares of Common Stock or the grant of options or awards to purchase shares of Common Stock pursuant to employee benefit plans of the Company in effect as of the date hereof or (iii) the issuance by the Company of shares of Common Stock (and the filing of a registration statement with respect thereto) in connection with the acquisition by the Company of interests in other companies if the recipients of such shares of Common Stock agree in writing to be bound by the restrictions contained in this paragraph in the same manner as then applied to the Company.

     The Selling Stockholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus,
(a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares,
(iii) any transfer of shares of Common Stock to the Company, (iv) any transfer of shares of Common Stock to any affiliate of the Selling Stockholder (other than the Company), provided that such affiliate agrees in writing to be bound by the restrictions contained in this paragraph in the same manner as then applied to the Selling Stockholder or (v) the sale of shares of Common Stock by the Selling Stockholder to one or more investors in a private placement (but not subsequent transfers by such investors to third parties), provided that such investors agree in writing to be bound by the restrictions contained in this paragraph in the same manner as then applied to the Selling Stockholder.

     4. Terms of Public Offering. The Selling Stockholder is advised by you that the Underwriters propose to make a public offering of the

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Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Selling Stockholder is further advised by you that the Shares are to be offered to the public initially at $36.00 a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $1.29 a share under the Public Offering Price.

     5. Payment and Delivery. Payment for the Firm Shares shall be made to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on April 2, 2002, or at such other time on the same or such other date, not more than five business days later, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

     Payment for any Additional Shares shall be made to the Selling Stockholder in Federal or other funds immediately available in New York City against delivery of the Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than May 9, 2002, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

     The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     6. Conditions to the Obligations of the Underwriters and the Selling Stockholder. The obligation of the Selling Stockholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have been declared effective by the Commission not later than 5:30 p.m. (New York City Time) on the date hereof.

     The several obligations of the Underwriters are subject to the following additional conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) (i) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as if made on the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date and (ii) the Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Selling Stockholder to the effect that the representations and warranties of the

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     Selling Stockholder contained in this Agreement are true and correct as if made on the Closing Date and that the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officers signing and delivering such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, outside counsel for the Company, dated the Closing Date, to the effect that:

                    (i) such counsel has been advised by a member of the
               Commission that the Registration Statement, as then amended, was declared effective on March 26, 2002;

                    (ii) the execution and delivery by the Company of, and the performance of its obligations under, this Agreement will not contravene any provision of U.S. Federal or New York State law that in such counsel's experience is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement, or the amended and restated articles of incorporation (as amended) or the amended and restated by-laws (as amended) of the Company, and no filing, consent, approval, authorization or order of, or qualification with, any governmental body or agency under U.S. Federal or New York State law that in such counsel's experience is normally applicable to general business corporations in relation to transactions of the type contemplated by this Agreement is required for the performance by the Company of its obligations under this Agreement, except such as may be required by (A) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (B) the Federal Communications Commission, the Pennsylvania Public Utility Commission or any other governmental body or agency with regulatory control over the Company's industry;

                    (iii) the statements (A) in the Prospectus under the
               captions "Transactions with Related Parties" and "Underwriters" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize in all material respects the matters referred to therein;

                    (iv) after due inquiry, such counsel does not know of any
               legal or governmental proceedings pending or threatened to which the Company or its Material Subsidiaries is a party or to which any of the properties of the Company or its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                    (v) the Company is not, and after giving effect to the
               transactions contemplated by this Agreement will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

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                    (vi) nothing has come to such counsel's attention that
               causes it to believe that (i) the Registration Statement or the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel shall express no belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel shall express no belief) at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) the Prospectus (except as stated) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such counsel may state that it expresses no opinion or belief with respect to matters governed by or related to federal, state, local or foreign communications law or the rules, regulations or policies of the Federal Communications Commission or the Pennsylvania Public Utility Commission thereunder.

          (d) The Underwriters shall have received on the Closing Date an opinion of Wolf, Block, Schorr and Solis-Cohen LLP, special Pennsylvania counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, and is validly subsisting as a corporation under the laws of the Commonwealth of Pennsylvania and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) each Material Subsidiary of the Company has been duly incorporated, is validly existing or subsisting as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (iii) the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus;

               (iv) this Agreement has been duly authorized, executed and delivered by the Company and the Company has the corporate power to enter into this Agreement and perform its obligations hereunder;

               (v) the issued shares of Common Stock (including the Shares) are fully paid and non-assessable; and

               (vi) all of the issued shares of capital stock of each Material Subsidiary of the Company are fully paid and non-assessable.

          (e) The Underwriters shall have received on the Closing Date an opinion of Kenneth E. Lee, Vice President, Corporate Secretary and

     General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) all outstanding shares of Common Stock (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable;

               (ii) the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) all of the issued shares of capital stock of each Material Subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iv) each material subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (v) the execution and delivery by the Company of, and the performance of its obligations under, this Agreement (i) will not violate any provision of the amended and restated articles of incorporation (as amended) or the amended and restated by-laws (as amended) of the Company and (ii) to such counsel's knowledge, will not violate any provision of law applicable to the Company or any of its subsidiaries, any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or the Company's ability to perform its obligations hereunder; and no filing, consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Company, except such as may be required by (A) the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares or (B) the Federal Communications Commission, the Pennsylvania Public Utility Commission or any other governmental body or agency with regulatory control over the Company's industry;

               (vi) to such counsel's knowledge, (a) there are no legal or governmental proceedings pending or threatened to which the Company or its Material Subsidiaries is a party or to which any of the properties of the Company or its Material Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, (b) there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required and (c) there are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required;

               (vii) to such counsel's knowledge, the Company and its Material Subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

               (viii) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, as to which such counsel expresses no opinion), as of its filing date, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

          (f) The Underwriters shall have received from Swidler Berlin Sheriff Friedman, LLP, special Federal regulatory counsel to the Company, such letter with respect to Federal regulatory matters, dated the Closing Date and addressed to the Underwriters, to the effect that (i) all filings with, or authorization, approval, consent, license, order, registration, qualification or decree of the Federal Communications Commission necessary or required for the due authorization, execution or delivery by the Company and the Selling Stockholder of this Agreement or the performance by the Company and the Selling Stockholder of the transactions contemplated under the Prospectus and this Agreement have been made and/or obtained and (ii) the statements in the Prospectus under the captions "Summary", "Risk Factors", "Management's Discussion and Analysis of Results of Operations and Financial Condition" and "Business", in each case insofar as such statements constitute summaries of the Federal regulatory matters, documents or proceedings referred to therein, fairly present the information called for with respect to such regulatory matters, documents and proceedings and fairly summarize the regulatory matters referred to therein.

          (g) The Underwriters shall have received from Malatesta, Hawke & McKeon LLP, special Pennsylvania regulatory counsel to the Company, such letter with respect to Pennsylvania regulatory matters, dated the Closing Date and addressed to the Underwriters, to the effect that, based upon the transaction described in the Registration Statement, (i) all filings with, or authorization, approval, consent, license, order, registration, qualification or decree of the Pennsylvania Public

     Utility Commission necessary or required for the due authorization, execution or delivery by the Company and the Selling Stockholder of this Agreement or the performance by the Company and the Selling Stockholder of the transactions contemplated under the Prospectus and this Agreement have been made and/or obtained and (ii) the statements in the Prospectus under the captions "Summary", "Risk Factors", "Management's Discussion and Analysis of Results of Operations and Financial Condition" and "Business", in each case insofar as such statements constitute summaries of the Pennsylvania regulatory matters, documents or proceedings referred to therein, fairly present the information called for with respect to such regulatory matters, documents and proceedings and fairly summarize the regulatory matters referred to therein.

          (h) The Underwriters shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, outside counsel for the Selling Stockholder, dated the Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and Level 3 Communications, Inc.;

               (ii) the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under this Agreement will not violate (i) any provision of the certificate of incorporation or by-laws (or equivalent constituent documents) of the Selling Stockholder, or (ii) to such counsel's knowledge, except in each case for violations that would not materially and adversely affect the consummation by the Selling Stockholder of the transactions contemplated by this Agreement, any provision of New York, Delaware corporate or United States Federal law (other than the Communications Act of 1934, as amended, comparable state statutes governing telecommunications, the rules, regulations and decisions of the Federal Communications Commission and the rules and regulations of comparable state regulatory agencies, as to which such counsel need express no opinion) applicable to the Selling Stockholder, any agreement or other instrument binding upon the Selling Stockholder or any property of the Selling Stockholder or to which the Selling Stockholder is a party or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder; and, to such counsel's knowledge, no filing, consent, approval, authorization or order of, or qualification with, any New York, Delaware (insofar as Delaware corporate law is concerned) or United States Federal governmental body or agency is required for the execution, delivery or performance of this Agreement by the Selling Stockholder, except for (A) the registration of the Shares under the Securities Act, (B) the filing of any necessary amendment to any report on Schedule 13D or 13G relating to the Company filed by the Selling Stockholder, (C) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and (D) such as may be required by the Federal Communications Commission, the Pennsylvania Public Utility Commission or any other governmental body or agency with regulatory control over the Company's industry, in each case as to which such counsel need express no opinion;

               (iii) based solely on a review of the applicable stock certificates, the Selling Stockholder is the record owner of the

          Shares and has the corporate right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares; and

               (iv) assuming that each of the Underwriters acquires its interest in the Shares sold by the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter, once it has purchased such Shares delivered to DTC by making payment therefor, as provided herein, and has had such Shares credited to the securities account or accounts of such Underwriter maintained with DTC, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased by such Underwriter and such Underwriter will take such shares free and clear of any adverse claim with respect to such Shares.

          (i) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Section 6(d)(iii),
     Section 6(c)(iii) (but only as to the statements in the Prospectus under the caption "Underwriters") and Section 6(c)(vi) above.

          The opinions of Davis Polk & Wardwell described in Section 6(c), Wolf, Block, Schorr and Solis-Cohen LLP described in Section 6(d), Kenneth E. Lee described in Section 6(e), Swidler Berlin Sheriff Friedman, LLP described in Section 6(f), Malatesta, Hawke & McKeon LLP described in Section 6(g) and Willkie Farr & Gallagher described in Section 6(h) shall be rendered to the Underwriters at the request of the Company or the Selling Stockholder, as the case may be, and shall so state therein.

          (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters from PricewaterhouseCoopers LLP, independent public accountants, with respect to the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (k) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          (l) The Company shall have furnished to the Underwriters such further customary information, certificates and documents as the Underwriters may reasonably request.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such customary documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) To furnish to each of you without charge, one signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto or documents incorporated by reference) and, during the period mentioned in paragraph
     (c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) and not to file any such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending March 31, 2003 that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration

     Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the cost of printing certificates representing the Shares, (iii) the costs and charges of any transfer agent, registrar or depositary, (iv) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, travel and lodging expenses of the representative and officers of the Company and the cost of any aircraft chartered by the Company in connection with the road show and (v) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Notwithstanding the foregoing, it is understood that the Selling Stockholder will pay or cause to be paid (in the form of the difference between the Purchase Price and the Public Offering Price) the underwriting discount with respect to the Shares, all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable on the transfer of the Shares to the Underwriters and all fees and disbursements of their legal counsel in connection with the sale of the Shares pursuant to this Agreement. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholder may otherwise have for the allocation of such expenses among themselves.

     9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to (i) any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein or (ii) the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

          (b) The Selling Stockholder agrees to indemnify and hold harmless and each Underwriter and each person, if any, who controls or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Stockholder furnished in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and such indemnification being limited to the amount of net proceeds received from the sale of the Shares by the Underwriters; it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the information pertaining to the Selling Stockholder included in the Prospectus under the heading "Principal and Selling Stockholders", the first, second, third and fourth sentences under the heading "Risk Factors--Risks related to Level 3 Communications, Inc.'s significant influence over us--Level 3 holds a significant portion of the voting power in our equity securities and may have interests that differ from yours" and the portion of the third sentence that states that Level 3 Telecom Holdings, Inc. is the holding company through which Level 3 Communications, Inc. owns its equity stake in the Company and the fifth sentence, both under the heading "Risk Factors--Risks related to Level 3 Communications, Inc.'s significant influence over us--We have existing relationships with RCN Corporation, an affiliate of Level 3, that may lead to conflicts of interest"; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve such indemnifying party from liability under paragraph
     (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholder and all persons, if any, who control the Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing jointly by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholder and such control persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (such consent not to be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and/or the Selling Stockholder, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company, the Selling Stockholder and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
     Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Selling Stockholder shall not be required to contribute an amount that, together with any other payments made pursuant to this Section 9, exceeds the net proceeds received by the Selling Stockholder from the sale of the Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
     Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g) The indemnity and contribution provisions contained in this
     Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Stockholder or any person controlling the Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

          (h) The indemnity and contribution provisions contained in this
     Section 9 do not modify or supersede any agreement between the Company and the Selling Stockholder relating to such matters.

     10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, either the New York Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

     11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholder for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholder. In any such case either you, the Company or the Selling Stockholder shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Selling Stockholder shall be unable to perform its obligations under this Agreement, the Selling Stockholder will reimburse the Company and the Underwriters or such persons as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such persons in connection with this Agreement or the offering contemplated hereunder.

     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. Notices. All communications under this Agreement will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 (fax no. (212) 761-

0260), attention General Counsel, or if sent to the Company, will be mailed, delivered or telefaxed to Commonwealth Telephone Enterprises, Inc., 100 CTE Drive, Dallas, PA 18612 (fax no. (570-631-1820), attention Michael J. Mahoney, with a copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017 (fax no. (212) 450-3596), attention Lucy Fato, Esq., or if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, CO 80021 (fax no. 720-888-5619), attention General Counsel, with a copy to Willkie, Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019 (fax no. (212) 728-8111), attention David Boston, Esq.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        Commonwealth Telephone Enterprises, Inc.

                                        By: /s/ Donald Cawley
                                            ------------------------------
                                            Name:  Donald Cawley
                                            Title: Senior V.P. and Chief
                                                   Accounting Officer


                                        Level 3 Communications, Inc.

                                        By: /s/ Neil J. Eckstein
                                            ------------------------------
                                            Name:  Neil J. Eckstein
                                            Title: Vice President


                                        Eldorado Equity Holdings, Inc.

                                        By: /s/ Neil J. Eckstein
                                            ------------------------------
                                            Name:  Neil J. Eckstein
                                            Title: Vice President

Accepted as of the date hereof


Morgan Stanley & Co. Incorporated


Acting severally on behalf
 of itself and the several
 Underwriters named in
 Schedule I hereto.


By: Morgan Stanley & Co. Incorporated

   By: /s/ Katina J. Dorton
       ------------------------------
       Name:  Katina J. Dorton
       Title: Executive Director

                                                                      SCHEDULE I


                                                                Number of
                                                               Firm Shares
Underwriter                                                  To Be Purchased

Morgan Stanley & Co. Incorporated                               1,950,043
Goldman, Sachs & Co.                                              975,020
First Union Securities, Inc.                                      324,979
Legg Mason Wood Walker, Incorporated                              324,979
SG Cowen Securities Corporation                                   324,979
A.G. Edwards & Sons, Inc.                                          60,000
ABN AMRO Rothschild LLC                                            60,000
CIBC World Markets Corp.                                           60,000
Edward D. Jones & Co., L.P.                                        60,000
Kaufman Bros., L.P.                                                60,000
Raymond James & Associates, Inc.                                   60,000
                                                                ---------
                        Total                                   4,260,000
                                                                =========

                                                                       EXHIBIT A


                            [FORM OF LOCK-UP LETTER]


                                                                , 2002

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Dear Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") acting severally on behalf of itself and the several underwriters (the "Underwriters") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Commonwealth Telephone Enterprises, Inc., a Pennsylvania corporation (the "Company"), Level 3 Communications, Inc. and Eldorado Equity Holdings, Inc. (the "Selling Stockholder") providing for the public offering (the "Public Offering") by the Underwriters of shares (the "Shares") of the common stock, par value $1.00 per share of the Company (together with the Class B common stock, par value $1.00 per share of the Company, the "Common Stock"), on behalf of the Selling Stockholder.

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date of the preliminary prospectus relating to the Public Offering (the "Preliminary Prospectus") and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering and (b) transfer of shares of Common Stock or any security convertible into Common Stock as a bona fide gift or gifts; provided that in the case of any transfer or distribution pursuant to clause
(b), (i) each donee shall execute and deliver to Morgan Stanley a duplicate form of this Lock-Up Letter and (ii) no filing by any party (donor, donee) under
Section 16(a) of the Securities Exchange Act of 1934, as amended, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the 90-day period referred to above). In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date of the Preliminary Prospectus and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.
Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

Notwithstanding anything to the contrary contained herein, this Lock-Up Agreement shall be null and void if (i) the Underwriting Agreement is terminated pursuant to Section 10 of said Underwriting Agreement or (ii) the Public Offering has not occurred by May 31, 2002.


                                        Very truly yours,


                                        By:____________________
                                           Name:
                                           Title: